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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest reported)          June 4, 2001
                                               -------------------------------

                           InternetMercado.com, Inc.
            -------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

           Delaware                       0-7722                 06-1034587
  ----------------------------  ------------------------   --------------------
  (State or other jurisdiction  (Commission File Number)    (IRS Employer
  of incorporation)                                         Identification No.)


  9515 Sorensen Avenue, Santa Fe Springs, California               90670
  --------------------------------------------------       --------------------
  (Address of principal executive offices)                       (Zip Code)

  Registrant's telephone number, including area code    (562) 906-8455
                                                    ---------------------------

               2329 Purdue Avenue, Los Angeles, California 90064
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         (Former name or former address, if changed since last report)
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Item 1.   Changes in Control of Registrant.

          On May 25, 2001, InternetMercado., Inc. (the "Registrant"), New Century Acquisition Corp. ("NCAC"), New Century Remanufacturing, Inc., ("NC") and certain individual shareholders of NC entered into an Agreement and Plan of Merger ("Merger Agreement") pursuant to which NCAC merged with and into NC (the "Merger"). Pursuant to the Merger Agreement, shareholders of NC exchanged their shares for shares of common stock of the Registrant. NC shareholders converted their shares into shares of common stock of the Registrant at the ratio of
833.3333 shares of common stock of the Registrant for each one share of NC. Following the conversion of shares by NC shareholders, shareholders of NC owned approximately 32% of the outstanding shares of common stock of the Registrant and shareholders of the Registrant before the Merger owned approximately 42%.

          As part of the Merger, the former director of the Registrant, Jeffrey
A. Stern resigned and was replaced by the following directors: David Duquette and Josef Czikmantori both of whom were selected by NC. The former officers of the Registrant, Jeffrey A. Stern and Felix Telado, resigned and were replaced by the following officers: David Duquette and Josef Czikmantori.

          The Registrant intends to change its name as soon as practicable and may increase the number of authorized shares of common stock. The Registrant intends to increase the number of directors on the Board of Directors to up to five from the current two.

          The following table sets forth certain information after giving effect to the issuance of securities as part of the closing of the Merger Agreement with respect to beneficial ownership of the outstanding shares of common stock of the Registrant by the Registrant's directors, executive officers and each person known by the Registrant to own in excess of 5% of the outstanding shares of common stock of the Registrant, and the directors and executive officers as a group. Unless otherwise specified, each person below has personal and sole beneficial ownership of the shares of common stock:


Name of Beneficial Owner      Number of Shares       Percentage of Ownership(1)
------------------------      -----------------      --------------------------

David Duquette                    10,290,000                    21%
Josef Czikmantori                  5,060,000                    10%
Jeffrey A. Stern(2)                4,005,714                     8%
Bastion Capital Fund L.P. (3)      4,000,000                     8%

Executive Officers and
Directors as a Group (2 persons)  15,350,000                    32%

_____________________________

(1) Based on 48,304,409 shares outstanding. Beneficial ownership is determined in accordance with
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the rules of the SEC and includes voting and investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of May 30, 2001 are deemed to be outstanding and to be beneficially owned by the holder thereof for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)  Includes options to purchase 1,500,000 shares.

(3)  Includes warrants to purchase 1,000,000 shares.

Item 2.   Acquisition or Disposition of Assets.

          As described in Item 1 above, pursuant to the Merger Agreement, NC merged with NCAC whereby NC became a wholly-owned subsidiary of the Registrant. After the Merger, shareholders of NC will own approximately 32% of the outstanding shares of common stock of the Registrant.

          Since March 2001 and prior to the Merger, the Registrant had little or no active operations. After the Merger, the Registrant will continue the historical businesses of NC.

          New Century Remanufacturing, Inc. ("NC") is engaged in the business of manufacturing, remanufacturing and distribution of large computer numerically controlled (CNC) horizontal and vertical turning machines. These machines are primarily used to cut and shape large cylindrical parts for the metalworking industry. The primary industry segments in which NC machines are utilized to make component parts are: power generation for turbines, aerospace for jet engines, and component parts for the energy sector for natural gas and oil exploration.

          NC manufactures and distributes its machinery under the brand name Century Turn. Over the last four years, NC has designed and developed a large horizontal CNC turning lathe with productivity features brand new to the metalworking industry. NC has applied for a patent for the Century Turn Lathe. NC believes that a potential market for the Century Turn Lathe, in addition to the markets mentioned above, is aircraft landing gear.

          NC also remanufactures large CNC vertical boring mills. NC is currently the largest remanufacturer of vertical boring mills in the U.S. and has a significant share of this market. NC utilizes vertical boring mills that are typically 30 to 40 years old and obsolete. In the remanufacturing process, NC saves the original castings which allows NC to produce CNC vertical boring mills for 40 - 50% of the equivalent cost of a new vertical boring mill.

          NC sells its products in the U.S., Canada and Mexico.

Item 3.   Bankruptcy or Receivership.
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         Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 5.   Other Events.

         Not applicable.

Item 6.   Resignations of Registrant's Directors.

         Not applicable.

Item 7.   Financial Statements and Exhibits.

          a. Financial Statements of the business acquired will be filed by amendment within the allowable time period.

          b. Pro Forma Financial Information will be included in the amendment referred to above.

          c.   Exhibits:

               2.1 Agreement and Plan of Merger dated May 25, 2001 by and between InternetMercado.com, Inc., New Century Acquisition Corp., and New Century Remanufacturing, Inc., David Duquette and Josef Czikmantori.


Item 8.   Change in Fiscal Year.

         Not applicable.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 4, 2001                     New Century Companies, Inc.
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                                              (Registrant)

                                  /s/ David Duquette
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                                  David Duquette
                                  Chairman and President